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                                                                    Exhibit 10.7

                   AMENDMENT NO. 1 TO OPTION TO ACQUIRE SHARES
                OF COMMON STOCK OF NATIONAL HEALTH PARTNERS, INC.

         This Amendment No. 1 (this "Amendment") is made and entered into this 12th day of December, 2006 by and between National Health Partners, Inc., an Indiana corporation (the "Corporation"), and David A. Taylor ("Holder") for the purpose of amending the Option to Acquire Shares of Common Stock of National Health Partners, Inc. (the "Option Agreement") dated August 15, 2005, by and between the Corporation and Holder. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Option Agreement.

                                    RECITALS

         WHEREAS, the Board believes that it is in the best interest of the Corporation that it amend the Option Agreement so that it is vested in full on the date this Amendment was approved by the Board.

         NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

         1. Section 3 is hereby deleted in its entirety and replaced with the following section:

                  3. Right to Exercise. This Option may be exercised in whole or in part at any time after the Grant Date.

         2. Except as expressly provided herein, the Option Agreement shall remain in full force and effect.

         3. This Amendment may be executed in two or more counterparts and delivered via facsimile, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

         4. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent that the Indiana Business Corporation Law shall apply to the internal corporate governance of the Corporation.

         IN WITNESS WHEREOF, the Corporation and Holder have caused this Amendment to be signed all as of the date first written above.

                                         NATIONAL HEALTH PARTNERS, INC.

                                         By: /s/ David M. Daniels
                                             -----------------------------------
                                             David M. Daniels
                                             Chief Executive Officer

                                         /s/ David A. Taylor
                                         ---------------------------------------
                                         David A. Taylor